Exhibit 99.4
EXECUTION COPY
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD,
ASSIGNED OR TRANSFERRED EXCEPT (a) PURSUANT TO A REGISTRATION
STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS
CURRENT WITH RESPECT TO THESE SECURITIES, OR (b) PURSUANT TO A
SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT CONSISTENT
WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY
APPLICABLE “BLUE SKY” OR SIMILAR STATE SECURITIES LAWS.
NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY,
NEITHER THE PRINCIPAL OF NOR THE INTEREST ON, NOR ANY OTHER
AMOUNTS PAYABLE IN RESPECT OF, THE INDEBTEDNESS CREATED OR
EVIDENCED BY THIS INSTRUMENT OF RECORD SHALL BECOME DUE OR BE
PAID OR PAYABLE, EXCEPT TO THE EXTENT PERMITTED UNDER THE
SUBORDINATION AGREEMENT DATED AS OF OCTOBER 2, 2009 AMONG THE
SUBORDINATED LENDER DEFINED THEREIN, THE BORROWER DEFINED
THEREIN AND DEUTSCHE BANK TRUST COMPANY AMERICAS, IN ITS
CAPACITY AS ADMINISTRATIVE AGENT (THE “SUBORDINATION
AGREEMENT”), WHICH SUBORDINATION AGREEMENT IS INCORPORATED
HEREIN WITH THE SAME EFFECT AS IF FULLY SET FORTH HEREIN.
GRUBB & ELLIS COMPANY
SENIOR SUBORDINATED CONVERTIBLE NOTE
October 2, 2009
     FOR VALUE RECEIVED, Grubb & Ellis Company, a corporation organized and existing under the laws of the State of Delaware (along with all of its current and future affiliates and subsidiaries collectively, the “Company”), promises to pay to the order of Kojaian Management Corporation, a Michigan corporation, or its assignee or designee (“Investor”), the sum of FIVE MILLION DOLLARS AND 00/100 ($5,000,000) together with interest as provided herein due on or before the Maturity Date (as defined in Section 6 below). All cash payments under this senior subordinated convertible note (the “Note”) shall be made in legal tender of the United States in immediately available funds.
     1. Interest. The outstanding principal amount of this Note shall earn interest at the rate of twelve percent (12%) per annum, which shall accrue and be payable, in full, on the Maturity Date. In the event that there shall occur an Event of Default (as defined in Section 3 below) the interest rate shall be increased by six percent (6%) per annum.
     2. No Subordination. Other than with respect to the Credit Facility (as defined in Section 3 below), the Company hereby expressly agrees, and it shall be of the essence hereof, that the indebtedness represented hereby shall not be subordinate to any other indebtedness of the Company, whether now existing or hereafter arising, in any manner whatsoever; provided, however, for so long as the Credit Facility is outstanding, this Note shall be fully subordinate in all respects to the indebtedness evidenced at all times by the Credit Facility. Accordingly, the Company shall not grant to any other person or entity, other than to the Administrative Agent for the benefit of the Secured Parties pursuant to the Security Agreement, any security interest of any nature whatsoever in the Collateral for so long as this Note is outstanding.
     3. Definitions. All capitalized terms set forth herein not otherwise defined shall have the meaning set forth in the Credit Facility. As used in this Note the following terms have the meanings set forth below:
          (a) “Administrative Agent” shall have the meaning set forth in the Security Agreement.
          (b) “Business Day” means any day of the year on which banks are required or permitted to be open for business in New York City.
          (c) “Collateral” shall have the meaning set forth in the Security Agreement.
          (d) “Credit Facility” shall mean the Third Amended and Restated Credit Agreement dated as of May 18, 2009 among Grubb & Ellis Company, as Borrower, the Guarantors named therein, Deutsche Bank Trust Company Americas, as Administrative Agent, the financial institutions identified therein as Lender Parties, Deutsche Bank Trust Company Americas as Syndication Agent, and Deutsche Bank Securities, Inc., as sole book issuing manager and sole lead manager, as amended by the First Letter Agreement to Credit Agreement dated as of September 30, 2009 and as otherwise amended, amended and restated, supplemented or otherwise modified from time to time.
          (e) “Event of Default” shall be the (A) failure by the Company to comply with any obligation hereunder, including but not limited to any payment obligation, or (B) an Event of Default under the Credit Facility.
          (f) “Maturity Date” shall be the earlier of the Termination Date (as the same may be extended pursuant to the terms of the Credit Facility) under the Credit Facility or the termination of the Credit Facility as a consequence of the Company paying the DPO Amount during the DPO Option Period.
          (g) “Payment in Full of the Senior Obligations” shall have the meaning ascribed to it in that certain Subordination Agreement dated as of October 2, 2009 by and among Investor, the Company and Deutsche Bank Trust Company Americas, as administrative agent, in its capacity as administrative agent under the Credit Facility for the benefit of the Lender Parties.
          (h) “Remaining Period” shall mean any period (i) this Note is outstanding after the Maturity Date, for any reason whatsoever, and (ii) after the Payment in Full of the Senior Obligations..
          (i) “Secured Parties” shall have the meaning set forth in the Security Agreement.

          (j) “Security Agreement” means the Third Amended and Restated Security Agreement dated May 18, 2009 made by the Grantors referred to therein in favor of Deutsche Bank Trust Company Americas, as administrative agent, for the Secured Parties, as amended by that First Letter Amendment to Security Agreement dated September 30, 2009 and as otherwise amended, amended and restated, supplemented or otherwise modified from time to time.
          (k) “UCC” means the Uniform Commercial Code in effect in the State of New York.
     4. Right of Conversion. In the event that at any time this Note is outstanding the Company issues or sells Equity Interests in connection with or pursuant to a transaction with a non-Affiliate of the Company (the “Equity Transaction”), the Company shall give Investor no less than ten (10) days written notice thereof and Investor shall have the right, upon the closing of the Equity Transaction, by giving written notice to the Company no later than three (3) days prior to the closing of the Equity Transaction to convert the principal amount of this Note then outstanding, in whole or in part, into the Equity Interests issued in such Equity Transaction at the same per share price at which the non-Affiliate of the Company is acquiring such Equity Interests (the “Conversion Right”), and, if Investor elects to exercise the Conversion Right, upon the conversion of the Note all accrued and unpaid interest with respect to the principal amount being converted shall be paid in full.
     5. Right to Security.
          (a) Upon the first day of the Remaining Period, if any, Investor shall have a first lien security interest on all Collateral of the Company and the Investor shall have all of the same rights with respect to the Collateral as are afforded the Secured Parties under the Security Agreement. Accordingly, upon the occurrence and continuance of an Event of Default during the Remaining Period, the Investor shall (i) be entitled to vote all Investment Property (as defined in the UCC) constituting Collateral, (ii) be entitled to receive, hold and/or apply to the payment of the Obligations any dividends payable in respect of the Collateral, and (iii) have all the rights and remedies of a secured party under the UCC.
          (b) During any Remaining Period, the Company shall take such steps from time to time as may be requested by the Investor to ensure that the security interest created hereby shall constitute a first priority security interest under all applicable laws, including the UCC. In addition, during the Remaining Period, if any, the Company shall not grant to any third party or entity any security interest of any nature whatsoever in or with respect to the Collateral.
     6. Negative Covenants. During the Remaining Period, if any, the Company shall not undertake any of the following actions without the prior written consent of Investor, which consent may be withheld for any or no reason(s) in the sole discretion of Investor:
          (i) the sale, lease, transfer or other disposition of any assets owned by the Company or its Subsidiaries;
          (ii) the conversion of Investments held by the Company or any of its Subsidiaries into cash or Cash Equivalents;

          (iii) the acceptance of any refund for Taxes paid received by the Company or any of its Subsidiaries;
          (iv) any direct or indirect public offering of or private placement of any Equity Interests by or in the Company or any of its Subsidiaries;
          (v) the issuance by the Company or any of its Subsidiaries of any Debt securities (including mortgage bonds and any Debt expected to be included in or contributed to a commercial mortgage-backed securities issuance, a collateralized debt obligation or a collateralized loan obligation), whether placed publicly or privately; and
          (vi) any other transaction or event occurring outside of the ordinary course of business of the Borrower and its Subsidiaries.
     7. Investment Purpose. The holder of this Note agrees, by his acceptance hereof, that it is taking this Note for investment purposes only and not with a view towards, or in connection with, any resale or distribution thereof.
     8. Costs. The Company hereby promises to pay to Investor, immediately upon demand, all costs and expenses (including, without limitation, all reasonable fees and expenses of counsel) incurred by Investor in connection with the enforcement of Investor’s rights, and the collection of all amounts due hereunder.
     9. Prepayment. No principal amount of this Note may be prepaid, in whole or in part, without the express prior written approval of Investor, which approval may be withheld by Investor in its sole and absolute discretion.
     10. Setoff. Any payment required to be made by the Company under this Note will be made without setoff, counterclaim or other defense.
     11. Usury Savings. This Note is subject to the express condition that at no time shall interest be payable (as the case may be) on this Note at a rate in excess of the maximum permitted by law, and the Company shall not be obligated or required to pay, nor shall Investor be permitted to charge or collect, interest at a rate in excess of such maximum rate. If by the terms of this Note, the Company is required to pay interest at a rate in excess of such maximum rate, the rate of interest hereunder shall be deemed to be reduced immediately and automatically to such maximum rate, and any such excess payment previously made shall be immediately and automatically applied to the unpaid balance of the principal sum of this Note and not to the payment of interest.
     12. Amendment. Neither this Note nor any provision hereof may be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.
     13. Choice of Law. This Note shall be construed and enforceable in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

     14. Successors. As used herein, the terms “Company” and “Investor” shall be deemed to include their respective heirs, successors, legal representatives and permitted assigns whether by voluntary action of the parties or by operation of law.
     15. Presentment/Notice. Presentment for payment, diligence, notice of dishonor, protest and notice of protest are hereby waived by the Company.
     16. Invalidity. In case any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, but this Note shall be construed as if such invalid, illegal or unenforceable provisions had never been included.
     17. Notices. All notices, statements, instructions or other documents required to be given hereunder, shall be in writing and shall be given either by hand delivery, by private overnight mail service (e.g., FedEx or an equivalent service), by U.S. next day express mail service, by facsimile transmission or by mailing the same in a sealed envelope, first-class mail, postage prepaid and either certified or registered, return receipt requested, addressed as follows:
If to Investor, to:
Kojaian Management Corporation
39400 Woodward Avenue
Suite 250
Bloomfield Hills, Michigan 48304
Telephone No. (248) 644-7600
Facsimile No. (248) 644-7620
Attn: Mr. C. Michael Kojaian
with a copy simultaneous by like means to its counsel:
Carson Fischer, P.L.C.
4111 Andover Road
West, Second Floor
Bloomfield Hills, Michigan 48302
Telephone No. (248) 644-4840
Facsimile No. (248) 644-1832
Attn: Robert M. Carson, Esq.
If to the Company, to:
Grubb & Ellis Company
500 West Monroe Street
Suite 2800
Chicago, Illinois 60661
Telephone No. (312) 698-6711
Facsimile No. (312) 698-5944
Attn: Chief Financial Officer

with a copy simultaneous by like means to its counsel:
Zukerman Gore Brandeis & Crossman, LLP
875 Third Avenue, 28th Floor
New York, New York 10022
Telephone No. (212) 223-6700
Facsimile No. (212) 223-6433
Attn: Clifford A. Brandeis, Esq.
Any person listed above, by written notice given to all other persons listed above in accordance with this Section 17, may change the address or any other contact information to which notices, statements, instruction or other documents are to be sent to such party. Any notice given in accordance with the provisions of this Section 17 shall be deemed to have been received (a) on the Business Day actually received if given by hand or facsimile transmission with electronic confirmation, (b) on the Business Day immediately subsequent to mailing, if sent by U.S. next day express mail service or private overnight mail service, or (c) three (3) Business Days following the mailing thereof, if mailed by certified or registered mail, postage prepaid, return receipt requested.
     18. Waiver. The failure on the part of Investor to exercise any right hereunder shall not operate as a waiver thereof. The waiver of any provisions herein by Investor or the consent to any departure from any such provisions shall not be deemed a waiver of that or any other right subsequent thereto, but shall be applicable only in the specific instance or for the purpose for which such waiver or consent was given.
     19. Jurisdiction; Venue.
          (a) The Company hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Delaware State court or Federal court of the United States of America sitting in Wilmington, Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note, or for recognition or enforcement of any judgment, and the Company hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such Delaware State court or, to the fullest extent permitted by law, in such Federal court. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Company hereby irrevocably agrees to service of process by mail at the address first set forth above.
          (b) The Company irrevocably and unconditionally waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note to which it is a party in any Delaware State or Federal court. Each of the parties hereto hereby irrevocably waives the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     20. Waiver of Jury Trial. The Company irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Note, or the negotiation, administration, performance or enforcement thereof.
     21. Adoption of Resolutions. Prior to the execution and delivery hereof, the Board of Directors of the Company has adopted the resolutions substantially in the form annexed hereto as Exhibit A.
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     IN WITNESS WHEREOF, the Company has caused this Note to be executed as of this 2nd day of October, 2009.

GRUBB & ELLIS COMPANY
By:
	Name:	Richard W. Pehlke
	Title:	Chief Financial Officer